UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of
1934




Date of Report (Date of earliest event reported) November 24, 1997



                         NORTH BANCSHARES, INC.
     (Exact name of Registrant as specified in its Charter)



     Delaware                   0-22800              36-3915073
(State or other         (commission file number)    (IRS Employer
jurisdiction of                                     Identification
incorporation)                                      number)



100 West North Avenue, Chicago, Illinois                60610
(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code: (312) 664-4320



                                 N/A
  Former name or former address, if changed since last report)













Item 5.  Other Events

     On November 24, 1997, the Registrant issued the attached press release.


Item 7.  Financial Statements and Exhibits

    (a)  Exhibits

         1. Press Release, Dated November 24, 1997, regarding a three-for-two stock split.







                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NORTH BANCSHARES, INC.
                                                (Registrant)



Date:    November 24, 1997                 /S/ Joseph A. Graber
                                           ----------------------
                                           Joseph A. Graber
                                           President






                                     EXHIBIT





NORTH BANCSHARES, INC    NEWS RELEASE



RELEASE: IMMEDIATE                  DATE: November 24, 1997


CONTACT: Joseph A. Graber, President
         Victor E. Caputo, Executive Vice-President
         (312) 664-4320


                     NORTH BANCSHARES, INC.
                           DECLARES
                    THREE-FOR-TWO STOCK SPLIT

Chicago, Illinois, November 24, 1997, - North Bancshares, Inc., (NASDAQ-NBSI), the holding company for North Federal Savings Bank, announces that the Board of Directors of the Company has declared a three-for-two stock split payable in the form of a 50%, or one-for-two stock dividend. Stockholders of record as of December 8, 1997 will be eligible to receive the stock dividend which will be distributed on December 29, 1997. The dividend will be paid out of authorized but unissued shares of common stock of the Company.

Mary Ann Hass, Chairman and Chief Executive Officer, commented:

"After distribution of this stock dividend the amount of public float, i.e. the number of shares not controlled by insiders, will exceed the number of outstanding shares required by the Nasdaq Stock Market to maintain the Company's listing on the National Market System. Therefore, the Company's stock will continue to be traded on the Nasdaq National Market system rather than moving to the Nasdaq SmallCap market." She added, that "the Board of Directors declared this stock split in order to reduce the price per share and to increase the market lquidity for the purpose of enhancing the securities appeal to investors."

North Federal Savings Bank primarily serves the North Side of Chicago from its home office and operates a branch office in Wilmette, Illinois. The bank has received a five star rating for 37 consecutive quarters from Bauer Financial Reports, Inc., and is rated one of the best in the nation by sheshunoff Information Services, Inc. Visit our Web site at http://northfederal.com to read previous press releases, examine filings with the SEC, read about our history, and check out our products, services and interest rates.

North Bancshares, Inc. common stock is traded on The Nasdaq Stock Market under the symbol: "NBSI."